Exhibit 10.1

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of February 24, 2017 is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Seller”), the Buyers party to the Repurchase Agreement (defined below) (the “Buyers”), and U.S. Bank National Association, a national banking association, as administrative agent for the Buyers (the “Administrative Agent”).
RECITALS
A.    The Seller, the Buyers, and the Administrative Agent are parties to a Second Amended and Restated Master Repurchase Agreement dated as of February 27, 2015, a First Amendment to Second Amended and Restated Master Repurchase Agreement dated as of February 26, 2016, a Second Amendment to Second Amended and Restated Master Repurchase Agreement dated as of June 24, 2016, and a Third Amendment to Second Amended and Restated Master Repurchase Agreement dated as of September 23, 2016 (as amended, restated, or otherwise modified from time to time, the “Repurchase Agreement”).
B.    The parties hereto desire to amend the Repurchase Agreement as provided herein.
AGREEMENT
In consideration of the premises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. Capitalized terms used and not otherwise defined in this Amendment have the meanings specified in the Repurchase Agreement.
Section 2.Amendments.
2.1    Definitions. Section 1.2 of the Repurchase Agreement is amended by adding or amending and restating, as applicable, the following definitions thereto, to read in their entireties as follows:
“Buyers’ Margin Percentage” means:
(i)    for all Purchased Loans except Jumbo Mortgage Loans, Super Jumbo Mortgage Loans, Streamline Refinance Loans and Regions Bank Doctors Program Loans, 97%;
(ii)    for Jumbo Mortgage Loans, 95%;
(iii)    for Super Jumbo Mortgage Loans, 93%;
(iv)    for Streamline Refinance Loans, 90%;
(v)    for Regions Bank Doctors Program Loans, 90%.

“LIBOR Margin” means 2.05%.
“Regions Bank Doctors Program Loan” means a first-priority single-family residential Mortgage Loan that (i) is originated in compliance with, and fully conforms to all underwriting criteria under, the Regions Bank conventional Doctor’s Program, Conforming and Non-Conforming, as provided to the Administrative Agent, (ii) is pre-approved for purchase under an Investor Commitment issued by Regions Bank and designated by Seller for sale to Regions Bank under such Investor Commitment, and (iii) has an original principal amount not more than $750,000.
“Termination Date” means the earlier of (i) February 23, 2018, and (ii) the date when the Buyers’ Commitments are terminated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.
2.2    Request for Increase in Maximum Aggregate Commitment. Section 2.3 of the Repurchase Agreement is amended and restated to read in its entirety as follows:
2.3.    Request for Increase in Maximum Aggregate Commitment. The Seller may from time to time, by giving advanced written notice of at least two Business Days to the Administrative Agent in the form of Exhibit G hereto, request an increase in the Maximum Aggregate Commitment in increments of $25,000,000, with a minimum increase of $25,000,000 to a specified amount up to $1,000,000,000 for a period for such increase being designated by the Seller (but not less than 30 days, or if less, the period remaining until the Termination Date); provided that no Default has occurred that has not been cured before it has become an Event of Default, and no Event of Default has occurred that the Administrative Agent has not declared in writing to have been waived or cured. Upon receipt of such request, the Administrative Agent may request one or more existing Buyers or new Buyers (which new Buyers are acceptable to the Seller) to provide increased Commitments to finance all or a portion of the requested increase. The Administrative Agent shall notify the Seller of such new and existing Buyers’ responses to requests for increased or new Commitments. Following such notice, to achieve the full amount of a requested increase, with the prior consent of the Administrative Agent, the Seller may invite additional new Buyers to provide such increase. Any increase under this Section 2.3 shall be in the sole discretion of the Administrative Agent and the Buyers, and no Buyer will have any obligation to increase its Committed Sum. The consent of the Administrative Agent and the Buyers to an increase under this Section 2.3 shall be evidenced by the Administrative Agent providing to the parties to this Agreement an updated Schedule BC. If an increase in the Maximum Aggregate Commitment is achieved, then the Pro Rata ownership interest in the Purchased Loans of each Buyer shall, following funding by the Buyers increasing their Commitment Sums or by the new Buyers, automatically be adjusted proportionately. Upon the expiration of any such increase, the Seller shall, to the extent required, reduce the Aggregate Outstanding Purchase Price to the amount of the Maximum Aggregate Commitment as then in effect, and the ownership interests in the Purchased Loans of each Buyer shall automatically be adjusted accordingly.

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2.3    Transaction Sublimits. Section 4.2 of the Repurchase Agreement is amended and restated to read in its entirety as follow:
4.2.    Transaction Sublimits. The following sublimits shall also be applicable to the Transactions hereunder such that after giving effect to any proposed Transaction and after giving effect to any repurchase, addition or substitution of any Mortgage Loan hereunder, the following shall be true:
(a)    The outstanding Purchase Prices of all Conforming Mortgage Loans may be as much as 100% of the Maximum Aggregate Commitment.
(b)    The outstanding Purchase Prices of all Purchased Loans that are Wet Loans shall not exceed (x) 55% of the Maximum Aggregate Commitment on any of the first five and last five Business Days of any month or (y) 35% of the Maximum Aggregate Commitment on any other day (the “Wet Loans Sublimit”).
(c)    The outstanding Purchase Prices of all Purchased Loans that are of the type listed in the first column of the following table shall not exceed the percentage of the Maximum Aggregate Commitment or the United States dollar amount listed in the second column of the table:

Type of Purchased Loan	Maximum percentage of Maximum Aggregate Commitment or Maximum Dollar Amount
Jumbo Mortgage Loans and Super Jumbo Mortgage Loans, taken in the aggregate	20%
Super Jumbo Mortgage Loans	10%
Streamline Refinance Loans	5%
Regions Bank Doctors Program Loans	$5,000,000
(d)    The Purchase Value for any Super Jumbo Mortgage Loan hereunder shall not be more than One Million Five Hundred Thousand Dollars ($1,500,000).
2.4    Schedules. Schedules AI, BC, BP, DQ, EL and 15.3 to the Repurchase Agreement are amended and restated to read in their entireties as set forth on Schedules AI, BC, BP, DQ, EL and 15.3 hereto, respectively.

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Section 3.Effectiveness. This Amendment shall become effective as of the date first above written upon the Seller’s fulfillment of the following conditions precedent:
3.1    The Administrative Agent shall have received (or be satisfied that it will receive by such deadline as the Administrative Agent shall specify) the following, all of which must be satisfactory in form and content to the Administrative Agent:
(a)this Amendment, duly executed by the Seller, the Buyers, and the Administrative Agent;
(b)the Amended and Restated Fee Letter, duly executed by the Seller and the Administrative Agent; and
(c)a certificate of the General Partner’s corporate secretary or assistant secretary or other authorized officer dated as of the date hereof as to (i) the incumbency of the officers of the Seller executing this Amendment and all other Repurchase Documents executed or to be executed by or on behalf of the Seller, (ii) the authenticity of their signatures, and specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it (the Administrative Agent, the Buyers and the Custodian shall be entitled to rely on that certificate until the Seller has furnished a new certificate to the Administrative Agent, (iii) resolutions of the General Partner’s board of directors, authorizing the execution, delivery and performance by the Seller of this Amendment and all other Repurchase Documents to be delivered by the Seller pursuant to this Amendment and (iv) copies of the Seller’s (1) limited partnership agreement, (2) certificate of limited partnership issued by the state of Texas, (3) articles of incorporation certified by the Secretary of State of the State of the General Partner, and (4) bylaws and all amendments, or certification that there have been no changes to such documents since a true and correct copy thereof was delivered to the Administrative Agent and that such documents are in full force and effect.
3.2    Payment to the Administrative Agent or the Custodian, as applicable, of all fees and expenses (including the disbursements and reasonable fees of the Administrative Agent’s attorneys) of the Administrative Agent and the Buyers payable by Seller pursuant to Section 9 of the Repurchase Agreement accrued and billed for to the date of the Seller’s execution and delivery of this Agreement.
Section 4.Miscellaneous.
4.1    Ratifications. This Amendment shall modify and supersede all terms and provisions set forth in the Repurchase Documents that are inconsistent with this Amendment, and the terms and provisions of the Repurchase Documents are ratified and confirmed and shall continue in full force and effect.
4.2    Seller Representations and Warranties. The Seller hereby represents and warrants that the representations and warranties set forth in Section 15 of the Repurchase Agreement are true and correct in all material respects with the same force and effect on and as of the date hereof as though made as of the date hereof.

4

4.3    Survival. The representations and warranties made by the Seller in this Amendment shall survive the execution and delivery of this Amendment.
4.4    Reference to Repurchase Agreement. Each of the Repurchase Documents, including the Repurchase Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Repurchase Agreement as amended hereby, is hereby amended so that any reference in such Repurchase Document to the Repurchase Agreement shall refer to the Repurchase Agreement as amended and modified hereby.
4.5    Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York as applicable to the Repurchase Agreement.
4.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Seller, the Buyers, the Administrative Agent, and their respective successors and assigns, except that the Seller may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and, to the extent required by the Repurchase Agreement, the Buyers.
4.7    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.
4.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
4.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER REPURCHASE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]

5

IN WITNESS WHEREOF the parties have caused this Amendment to be executed as of the date first set forth above.
DHI MORTGAGE COMPANY, LTD.,
as Seller and Servicer

By: DHI Mortgage Company GP, Inc.
Its General Partner

By: /s/ MARK C. WINTER
Name: Mark C. Winter
Title: EVP

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Administrative Agent and a Buyer

By: /s/ EDWIN D. JENKINS
Name: Edwin D. Jenkins
Title: Senior Vice President

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

ASSOCIATED BANK, N.A., as a Buyer

By: /s/ THOMAS J. CONNALLY
Name: Thomas J. Connally
Title: SVP

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

BRANCH BANKING & TRUST COMPANY, as a Buyer

By: /s/ DARYL HARDY
Name: Daryl Hardy
Title: VP

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

COMERICA BANK, as a Buyer

By: /s/ ART SHAFER
Name: Art Shafer
Title: SVP

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

EVERBANK, as a Buyer

By: /s/ E.R. MOORE
Name: E.R. Moore
Title: Vice President

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Buyer

By: /s/ JASON CARDELLA
Name: Jason Cardella
Title: VP

Fourth Amendment to Second Amended and Restated Master Repurchase Agreement

SCHEDULE AI TO FOURTH AMENDMENT
TO SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE AI
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

APPROVED INVESTORS*

Investor	S&P CP Rating	Moody’s CP Rating	Related Parent Company/Lead Bank	Product Approval
Bayview Financial	N/A	N/A	Bayview Asset Management	Conforming
Charter Bank	N/A	N/A		Conforming
CitiMortgage, Inc.	A-1	P-1	Citibank, N.A.	Conforming/Non-conforming
Colonial Savings and Loan Association	N/A	N/A		Conforming
Correspondent Lending, a division of AIG Asset Management (U.S.), LLC	A-2	P-2	AIG	Conforming/Non-conforming
Credit Suisse Securities (USA) LLC	A-1	P-1	Credit Suisse AG	Conforming/Non-conforming
Empire Mortgage, Inc.	N/A	N/A		Conforming
Everbank	N/A	N/A		Conforming/Non-conforming
Federal Home Loan Mortgage Corporation (FHLMC)	N/A	N/A		Conforming
Federal National Mortgage Assoc. (FNMA)	N/A	N/A		Conforming
First Tribal Lending	N/A	N/A		Conforming
Franklin Credit Management Group	N/A	N/A		Conforming
Freedom Mortgage	N/A	N/A		Conforming
Government National Mortgage Assoc. (GNMA)	N/A	N/A		Conforming
Goldman, Sachs & Co.	A-1	P-1	Goldman Sachs Bank, USA	Conforming/Non-conforming
JPMorgan Chase Bank	A-1	P-1	JPMorgan Chase & Co.	Conforming/Non-conforming
JPMorgan Chase Bank NA	A-1	P-1	JPMorgan Chase Bank NA	Conforming/Non-conforming
Lakeview Loan Servicing	N/A	N/A		Conforming
Leader Financial Services	N/A	N/A		Conforming
Marsh Associates, Inc.	N/A	N/A		Conforming
Merrill Lynch Credit Corporation	N/A	N/A		Conforming
Morgan Stanley Mortgage Capital	A-1	P-1		Conforming/Non-conforming

Sch. AI-1

PennyMac Mortgage Investment Trust	N/A	N/A		Conforming/Non-conforming
Redwood Trust	N/A	N/A		Conforming/Non-conforming
Regions Bank	A-2	P-2		Conforming/Non-conforming
Residential Mortgage Solution	N/A	N/A		Conforming
SN Servicing Corporation	N/A	N/A		Conforming
Standard Mortgage Corporation	N/A	N/A		Conforming
Steel Mountain Capital, LLC	N/A	N/A		Conforming
UBS	A-1	P-1	UBS AG	Conforming/Non-conforming
US Bank Home Mortgage	A-1	P-1	U.S. Bancorp	Conforming/Non-conforming
Wells Fargo Bank, N.A.	A-1	P-1	Wells Fargo & Company	Conforming/Non-conforming
West Coast Servicing, Inc.	N/A	N/A		Conforming

Housing Agencies			Master Servicer
Alabama Housing Finance Authority	N/A	N/A		Conforming
California Housing Finance Agency	N/A	N/A		Conforming
Colorado Housing & Finance Authority	N/A	N/A		Conforming
Georgia Housing and Finance Authority	N/A	N/A		Conforming
Idaho Housing and Finance Authority	N/A	N/A		Conforming
Illinois Housing Development Authority	N/A	N/A	USBHM	Conforming
Minnesota Housing Finance Agency	N/A	N/A	USBHM	Conforming
New Mexico Finance Authority	N/A	N/A		Conforming
Nevada Housing Division	N/A	N/A	USBHM	Conforming
North Carolina Housing Finance	N/A	N/A		Conforming
Oregon Housing and Community Services	N/A	N/A		Conforming
South Carolina State Housing Finance	N/A	N/A	USBHM	Conforming
Utah Housing Corporation	N/A	N/A		Conforming
Virginia Housing Development Authority	N/A	N/A		Conforming
Washington State Housing Finance Commission	N/A	N/A		Conforming

*All Affiliate and Subsidiary purchasers of each related parent company identified herein shall be an Approved Investor.

Sch. AI-2

SCHEDULE BC TO
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BC
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THE BUYERS' COMMITTED SUMS

Buyer
Except as provided in the below chart, Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

January 23 - March 23
April 25 - June 22
July 25 - December 21

Except as provided in the below chart, Committed Sum for each period from and including the following dates in any calendar year to and including the following dates in any calendar year:

March 24 - April 24
June 23 - July 24
December 22 - January 22

U.S. Bank National Association	$206,250,000	$249,218,750
Associated Bank, N.A.	$37,500,000	$45,312,500
Branch Banking & Trust Company	$105,000,000	$126,875,000
Comerica Bank	$105,000,000	$126,875,000
Everbank	$90,000,000	$108,750,000
Capital One Bank	$56,250,000	$67,968,750
Maximum Aggregate Commitment	$600,000,000	$725,000,000

Buyer	Committed Sum for September 22, 2017 through and including November 6, 2017
U.S. Bank National Association	$275,000,000
Associated Bank, N.A.	$50,000,000
Branch Banking & Trust Company	$140,000,000
Comerica Bank	$140,000,000
Everbank	$120,000,000
Capital One Bank	$75,000,000
Maximum Aggregate Commitment	$800,000,000

Sch. BC

SCHEDULE BP TO
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE BP
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

LIST OF BASIC PAPERS

The following are the Basic Papers for Purchased Loans:
(a)    the original Mortgage Note, bearing all intervening endorsements to negotiate it from the original payee named therein to the Seller and endorsed by the Seller as follows:

Pay To The Order Of
Without Recourse
______________________________

[SELLER’S NAME]
[signature]
[name, title]

(b)    the recorded original or a Certified Copy of the power of attorney for each maker of the Mortgage Note who (if any) did not personally execute the Mortgage Note and for whom the Mortgage Note was executed by an attorney-in-fact;
(c)    the recorded original or a Certified Copy of the Mortgage securing such Mortgage Note;
(d)    originals or Certified Copies of all intervening assignments (if any) reflecting a complete chain of assignment of such Mortgage from the original mortgagee to the Seller; provided that intervening assignments are not required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System;
(e)    the signed original of a Mortgage Assignment assigning the Mortgage in blank in a form that is complete so as to be recordable in the jurisdiction where the Mortgaged Premises are located without the need for completion of any blanks or supplying of any other information; provided that no Mortgage Assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System with U.S. Bank as Interim Funder;
(f)    in addition to the Basic Papers described above, in the case of a Regions Bank Doctors Program Loan, the Investor Commitment with respect to such Mortgage Loan.

Sch. BP

SCHEDULE DQ TO
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE DQ
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

DISQUALIFIERS

“Disqualifier” means any of the following events; after the occurrence of any Disqualifier, unless such Disqualifier shall have been waived, or declared it cured, in writing, in each case in accordance with the terms of this Agreement, the Market Value of the affected Purchased Loan shall be deemed to be zero, and the Administrative Agent shall be deemed to have marked such Purchased Loan to market:
1.    Any event occurs, or is discovered to have occurred, after which the affected Purchased Loan fails to satisfy any element of the definition of “Eligible Loan.”
2.    In respect of any Purchased Loan, for any reason whatsoever any of the Seller’s special representations concerning Purchased Loans set forth in Section 15.3 applicable to that type of Purchased Loan shall become untrue, or shall be discovered to be untrue, in any respect that is material to the value or collectibility of that Purchased Loan, considered either by itself or together with other Purchased Loans.
3.    Any Purchased Loan shall become In Default.
4.    Seven (7) Business Days shall have elapsed after the Purchase Date upon which a Wet Loan has been sold to the Buyers without all of the Wet Loan’s Basic Papers having been received by the Custodian.
5.    For any Purchased Loan, any Basic Paper shall have been sent to the Seller or its designee for correction, collection or other action and shall not have been returned to the Custodian on or before ten (10) Business Days after it was so sent to the Seller.
6.    Any Purchased Loan shall be assumed by (or otherwise become the liability of), or the real property securing it shall become owned by, any corporation, partnership or any other entity that is not a natural person or a trust for natural persons unless payment in full of such Purchased Loan is guaranteed by a natural person. The Administrative Agent, the Buyers and Custodian may rely on the Seller’s representation and warranty that no Purchased Loans have been so assumed by (or otherwise become the liability of) such a Person except as otherwise specified by written notice(s) to the Custodian.
7.    Any Purchased Loan shall be assumed by (or otherwise become the liability of), or the real property securing it shall become owned by, an Affiliate of the Seller or any of the Seller’s or its Affiliates’ directors, managers, members or officers. The Administrative Agent, the Buyers and Custodian may rely on the Seller’s representation and warranty that no Purchased Loans have been so assumed by (or otherwise become the liability of) such a Person except as otherwise specified by written notice(s) to the Custodian.

Sch. DQ-1

8.    Any Purchased Loan shipped to an Approved Investor shall not be paid for or returned to the Custodian or the Administrative Agent (whichever shipped it) on or before forty-five (45) days after it is shipped.
9.    More than sixty (60) days shall have elapsed since the Purchase Date of any Purchased Loan. More than thirty (30) days shall have elapsed since the Purchase Date of any Regions Bank Doctors Program Loan.
10.    Any Purchased Loan is shipped to the Seller for correction of one or more Basic Papers when the Purchase Value of all Purchased Loans so shipped to the Seller exceeds $10,000,000.
11.    Any Purchased Loan is listed on a Custodian’s Exception Report and the Administrative Agent has not exercised its discretion to exclude such Purchased Loan from this list of Disqualifiers under Section 22.5(a) (for avoidance of doubt, this means a Purchased Loan is subject to discrepancies, inconsistencies or has documents that are incomplete).
12.    Three Business Days elapse after the Purchase Date upon which any Purchased Loan has been sold to Buyers without such Purchased Loan being registered in the MERS System and the Administrative Agent being designated as “interim funder” of such Purchased Loan in the MERS System.

Sch. DQ-2

SCHEDULE EL TO
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE EL
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

ELIGIBLE LOANS

“Eligible Loans” means Single-family Loans that are amortizing Conforming Mortgage Loans with original terms to stated maturities of 30 years or less and that satisfy all applicable requirements of this Agreement for Conforming Mortgage Loans and shall also mean Single-family Loans that are Jumbo Mortgage Loans, Super Jumbo Mortgage Loans, Streamline Refinance Loans, or Regions Bank Doctors Program Loans that otherwise meet all criteria for Eligible Loans set forth on this Schedule EL and are not subject to a Disqualifier. Each Mortgage Loan must be secured by a first priority Lien on its related Mortgaged Premises. It may bear interest at a fixed interest rate, at a fluctuating interest rate or at a fixed or fluctuating interest rate for part of its term followed, respectively, by a fluctuating or fixed interest rate for the remainder of its term. No Mortgage Loan shall be an Eligible Loan at any time:
(1)    If the Mortgaged Premises securing it is a mobile home, manufactured housing, or cooperative housing unit.
(2)    If it does not satisfy the Seller’s Underwriting Guidelines for a Single-Family Loan in all material respects.
(3)    If it contains or is otherwise subject to any contractual restriction or prohibition on the free transferability of such Mortgage Loan, all Liens securing it and all related rights (other than Legal Requirements requiring notification to its obligor(s) of any transfer of it or of its servicing or administration), either absolutely or as security.
(4)    If any of its owners-mortgagors is a corporation, partnership or any other entity that is not a natural person or a trust for natural persons unless its full payment when due is guaranteed by a natural person.
(5)    If any of its owner-mortgagors is an Affiliate of the Seller or any of the Seller’s or any such Affiliate’s directors, members, managers or officers.
(6)    Whose related Mortgaged Premises are not covered by a Hazard Insurance Policy.
(7)    That is a construction, rehabilitation or commercial loan. The Administrative Agent, Buyers and Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan.
(8)    In the case of a Jumbo Mortgage Loan or Super Jumbo Mortgage Loan, that (i) has a combined loan to value ratio greater than 90%, (ii) has a loan to value ratio greater than 90% or has a loan to value ratio greater than 80% and is not covered by mortgage insurance acceptable to the Administrative Agent, (iii) has a FICO score less than 700, (iv) is not fully documented as to income or asset values, or (v) is not underwritten to guidelines of at least two Jumbo Mortgage Investors, at least one of which with short-term unsecured obligations rated not lower than A-1/P-1.

Sch. EL-1

(9)    That was originated more than thirty (30) days before its Purchase Date.
(10)    That is In Default or ever was In Default.
(11)    That contains any term or condition such that the repayment schedule results in the outstanding principal balance increasing over time, rather than amortizing, whether or not such Mortgage Loan is deemed to be an “option ARM,” “negative amortization” or “graduated payment” loan. The Administrative Agent, the Buyers and the Custodian may rely on the Seller’s representation and warranty that any Mortgage Loan duly sold to the Buyers amortizes over time.
(12)    In connection with the origination of which a policy of single-premium life insurance on the life of a mortgagor, borrower or guarantor was purchased.
(13)    That (i) is subject to the special Truth-in-Lending disclosure requirements imposed by Section 32 of Regulation Z of the Federal Reserve Board (12 C.F.R. § 226.32) or any similar state or local Law relating to high interest rate credit or lending transactions or (ii) contains any term or condition, or involves any loan origination practice, that (1) has been defined as “high cost,” “high risk,” “predatory,” “covered,” “threshold” or a similar term under any such applicable federal, state or local law, (2) has been expressly categorized as an “unfair” or “deceptive” term, condition or practice in any such applicable federal, state or local law (or the regulations promulgated thereunder) or (3) by the terms of such Law exposes assignees of Mortgage Loans to possible civil or criminal liability or damages or exposes any Buyer or the Administrative Agent to regulatory action or enforcement proceedings, penalties or other sanctions. The Administrative Agent, Buyers and Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan.
(14)    That the Seller or any Affiliate has previously warehoused with any other Person, whether under a lending arrangement or an arrangement involving a sale in contemplation of a subsequent further sale to (or securitization by) a secondary mortgage market purchaser, whether with or without the Seller’s having any conditional repurchase or other recourse obligation, and that was rejected or became ineligible or disqualified to be lent against or purchased and held by such other Person; provided that this provision shall not be construed or applied to disqualify a Purchased Loan simply because it was purchased by the Seller out of a pool of Serviced Loans or from a whole loan investor for whose Mortgage Loans the Seller is a Servicer pursuant to the Seller’s (or an Affiliate’s) obligation or election as Servicer to do so. The Administrative Agent, Buyers and Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan.

Sch. EL-2

(15)    That the Seller or any Affiliate sold and transferred, or attempted to sell and transfer, to any other Person; provided that this provision shall not be construed or applied to disqualify a Purchased Loan simply because it was purchased by the Seller out of a pool of Serviced Loans or from a whole loan investor for whose Mortgage Loans the Seller is a Servicer pursuant to the Seller’s (or an Affiliate’s) obligation or election as Servicer to do so. The Administrative Agent, Buyers and Custodian may rely on the Seller’s representation and warranty that no Purchased Loan is such a loan.
(16)    That has a loan to value ratio greater than:
(a)    for qualifying FHA Loans, VA Loans, and USDA Loans (after giving effect to any mortgage insurance, guaranty or funding fees), 103.5%,
(b)    for qualifying Streamline Refinance Loans, 105%,
(c)    for qualifying Regions Bank Doctors Program Loans, 100%, and
(d)    for all other Mortgage Loans, 97%, unless such Mortgage Loan is guaranteed by VA or insured by FHA; provided, however, that a Conforming Mortgage Loan may have a loan to value ratio greater than 80% (but not more than 97%), so long as the portion of such Conforming Mortgage Loan in excess of 80% of the value of the related Mortgaged Premises is covered by mortgage insurance acceptable to the Administrative Agent (the Administrative Agent, Buyers and the Custodian may rely on the Seller’s representation and warranty in Schedule 15.3(n) as to whether this condition is satisfied for any such Purchased Loan).
(17)    Unless all of the Seller’s right, title and interest in and to the Purchased Loan is subject to a first priority perfected security interest in favor of the Administrative Agent for the benefit of the Buyers subject to no other liens, security interests, charges or encumbrances other than the Seller’s right to repurchase the Purchased Loan hereunder.
(18)    Unless all the representations and warranties set forth in this Agreement, including, without limitation, Section 15.3 and Schedule 15.3, are true and correct with respect to such Purchased Loan at all times on and after the related Purchase Date.
(19)    If such Mortgage Loan is not a Conforming Mortgage Loan, if Seller has materially changed Seller’s Underwriting Guidelines for such Mortgage Loan and the Administrative Agent has not approved such changes.
(20)    That is not covered by an Investor Commitment or Hedge Agreement.
(21)    If , for FHA Loans, the Seller as an entity shall for any reason lose its status as an approved originator and servicer of FHA Mortgage Loans.
(22)    In the case of a Regions Bank Doctors Program Loan, unless (i) such Mortgage Loan is pre-approved for purchase under an Investor Commitment issued by Regions Bank and designated by Seller for sale to Regions Bank under such Investor Commitment, and (ii) a copy of the pre-approved underwriting and Investor Commitment for such Mortgage Loan is delivered to the Administrative Agent.

Sch. EL-3

SCHEDULE 15.3 TO
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT

SCHEDULE 15.3
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Special representations and warranties with respect to each Purchased Loan
As of the related Purchase Date, for each Purchased Loan the Seller makes the following representations and warranties:
(a)The information with respect to each Purchased Loan set forth in the related Mortgage Loan Transmission File is true and correct as of the date specified in all material respects.
(b)The Seller is the sole legal and equitable owner (except in the case of MERS Designated Loans, as to which MERS, as nominee for the Seller and its successors and assigns, is the record owner), free and clear of all Liens other than Permitted Encumbrances, of all Mortgage Loans to be sold to the Buyers by the Seller pursuant to this Agreement and has full right to sell such Mortgage Loans to the Buyers.
(c)All Purchased Loans, including Wet Loans, have been duly authorized and validly created.
(d)Each of the Purchased Loans sold to the Buyers by the Seller complies with all of the requirements of this Agreement and the Custody Agreement and is genuine and what it purports to be.
(e)All information concerning each item or grouping of Purchased Loans listed in any Loan Schedule or in a Mortgage Loan Transmission File sent to the Administrative Agent or the Custodian was, is and/or shall be (as applicable) true and complete in all material respects as of the date of such Loan Schedule or Mortgage Loan Transmission File.
(f)The Seller has complied and will continue to comply in all material respects with all Legal Requirements relating to each Purchased Loan.
(g)Each Mortgage Note and Mortgage related to a Purchased Loan, including Wet Loans, has been duly (i) endorsed or assigned to the Seller and (ii) endorsed or assigned by the Seller in blank (assignment of the Mortgage in blank is not required when MERS is designated in the Mortgage as the original mortgagee or the nominee of the original mortgagee, its successors and assigns) and delivered (or in the case of Wet Loans are in the process of being delivered) to the Custodian.
(h)All Basic Papers for each Purchased Loan (except Wet Loans) will be transmitted to the Custodian with the Request/Confirmation with which it is submitted for purchase.

Sch. 15.3-1

(i)Each assignment to the Administrative Agent of the Lien securing any Purchased Loan will be in proper and sufficient form for recording in the appropriate government office in the U.S. jurisdiction where the related Mortgaged Premises are located (no such assignment is required for any Mortgage that has been originated in the name of MERS and registered under the MERS® System).
(j)The Seller has and will continue to have the full right, power and authority to sell the Purchased Loans to the Buyers, and the Purchased Loans sold and to be sold to the Buyers by the Seller under this Agreement or pursuant to it may be further sold, resold, assigned and reassigned to any Person or Persons without any requirement for the further consent of the Seller or the consent of any other party to any of the Loan Papers or obligated in respect of the Purchased Loans.
(k)The Seller will maintain the Lien on the real estate described in, or referred to as covered by, each Purchased Loan as a Lien having the priority represented by the Seller to the Administrative Agent or the Custodian, subject only to the Permitted Encumbrances, until that Purchased Loan shall have been repurchased by the Seller.
(l)Each Purchased Loan is covered by an ALTA mortgage title insurance policy or such other form of title insurance as is acceptable to Fannie Mae or Freddie Mac, issued by and constituting the valid and binding obligation of a title insurer that is generally acceptable to prudent mortgage lenders who regularly originate or purchase Mortgage Loans comparable to the Purchased Loans that are for sale to prudent investors in the secondary market in which investors invest in Mortgage Loans such as the Purchased Loan insuring the Seller, its successors and assigns, as to the first priority of the Lien of the Mortgage on the related Mortgaged Premises, in an amount equal to the original principal amount of such Purchased Loan. The Seller is the sole named insured of such mortgage title insurance policy, the assignment to the Administrative Agent of the Seller’s interest in such policy does not require the consent of or notice to the insurer (or such consent has been obtained or notice given), and such policy is and will be in full force and effect and inure to the benefit of the Administrative Agent as and when such Purchased Loan is sold to the Buyers. No claims have been made under such policy and no prior holder of the Purchased Loan, including the Seller, has done, by act or omission, anything that would impair the coverage of such policy.
(m)The Mortgaged Premises securing each Purchased Loan are capable of being lawfully occupied under applicable Laws, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Premises and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate Governmental Authority.
(n)Each Purchased Loan that is not a Conforming Mortgage Loan secured by a first Mortgage Lien that has a Cumulative Loan-to-Value Ratio greater than 80% is either guaranteed by VA or insured by FHA or private mortgage insurance provided by an insurer approved by the Administrative Agent.

Sch. 15.3-2

(o)The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Premises or the Customer in respect of any Purchased Loan (other than the Customer’s credit standing) that can reasonably be expected to cause private institutional investors that regularly invest in Mortgage Loans similar to such Purchased Loan to regard such Purchased Loan as an unacceptable investment or adversely affect the value or marketability of such Purchased Loan to other similar institutional investors.
(p)Each Purchased Loan’s Mortgage contains an enforceable provision for acceleration of the maturity of the unpaid principal balance thereof in the event that the Mortgaged Premises are sold or transferred without the prior written consent of the holder thereof.
(q)No Purchased Loan contains provisions pursuant to which monthly payments are paid in whole or in part with funds deposited in any separate account established by the Seller, the relevant Customer or anyone on behalf of the Customer, or paid by any source other than the Customer, or any other similar provisions currently in effect that effectively constitute a “buydown” provision.
(r)No Purchased Loan is a graduated payment Mortgage Loan or has a shared appreciation or other contingent interest feature.
(s)All interest rate adjustments, if any, in respect of each Purchased Loan have been made in strict compliance with applicable Law and the terms of the related Mortgage Note, and any interest required to be paid pursuant to applicable Law has been properly paid and credited.
(t)No Customer in respect of any Purchased Loan has notified the Seller, and the Seller has no knowledge, of any relief requested by or allowed to such Customer under the Servicemembers’ Civil Relief Act of 2003.
(u)The Seller used no selection procedures that identified the Eligible Loans relating to a Transaction as being less desirable or valuable than other comparable assets in Seller’s portfolio on the related Purchase Date, and no Purchased Loan was selected for inclusion in a Transaction on any basis that was intended to have a material adverse effect on the Buyers or the Administrative Agent.
(v)No Purchased Loan is subject to a bankruptcy plan.
(w)Except in the case of a Regions Bank Doctors Program Loan, each Purchased Loan is a “qualified mortgage” within the meaning of §860G(a)(3) of the Internal Revenue Code.
(x)All Purchased Loans and all related papers included in the Purchased Loans:
(1)were originated by the Seller, a duly licensed mortgage lender in the ordinary course of its business;

Sch. 15.3-3

(2)have been made in compliance with all applicable requirements of the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the federal Truth-In-Lending Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, related statutes and regulations and all applicable Legal Requirements under usury, truth-in-lending, equal credit opportunity and all other Laws, and the continued compliance of the Purchased Loans is not affected by their sale to the Buyers;
(3)are the legal, valid and binding obligations of the respective Customers who entered into them and are and will continue to be valid and enforceable in accordance with their terms, without any claim, right of rescission, counterclaim, defense or offset, including any claim or defense of usury, except as such enforceability may be limited by bankruptcy and other laws affecting the rights of creditors generally and by principles of equity, excepting rights that, by applicable law, cannot be waived, and neither the operation of any of their respective contract terms nor the exercise of any right thereunder will render any of them partly or wholly unenforceable or subject to any such claim, right of rescission, counterclaim, defense or offset, and no such claim, right of rescission, counterclaim, defense or setoff has been asserted;
(4)have not been modified or amended and none of their requirements has been waived, except as expressly and completely reflected in the applicable Loan Papers furnished to the Custodian;
(5)have fair market values equal to or greater than the Purchase Price respectively attributed or allocated to them under this Agreement on the Purchase Date;
(6)comply and will continue to comply with the terms of this Agreement and the Custody Agreement;
(7)were not originated in, and are not subject to the laws of, any jurisdiction whose laws (i) make unlawful their sale to the Buyers pursuant to this Agreement, or (ii) render the Purchased Loans unenforceable;
(8)are in full force and effect and have not been satisfied or subordinated in whole or in part or rescinded, and the residential real property securing each Purchased Loan has not been partially or completely released from the Lien of such Purchased Loan;
(9)evidence and are each secured by a valid first Lien in favor of the Seller on real property securing the amount owed by the Customer(s) under the related Mortgage, subject only to Permitted Encumbrances;
(10)are each executed in full accordance with all requirements of the applicable Laws of the jurisdiction in which the related Mortgaged Premises are located, with the Mortgage for each being (i) duly acknowledged and sealed by such official and in such manner and form as to be both recordable and effective under such Laws to give such constructive notice to all Persons as shall be necessary to establish and continue the Lien of such Mortgage with the priority that the Seller represents it has to the Administrative Agent and (ii) so recorded, and with the Mortgage Note, Mortgage and all related papers executed with the genuine original signature(s) of the Customer(s) obligated on such Purchased Loan, and all parties to each such Purchased Loan had full legal capacity to execute it;

Sch. 15.3-4

(11)are secured by Single-family residential property;
(12)are the subject of a Current Appraisal that complies with all applicable requirements of FIRREA of which the Seller has possession and which the Seller will make available to the Custodian on request, and the Seller has in its possession and will make available to the Custodian on request evidence of value and how it was determined; or, if any Purchased Loan is not the subject of such a Current Appraisal, (i) the Seller has received a Property Inspection Waiver finding from the applicable FNMA/FHLMC/FHA/VA automated underwriting program with respect to such Purchased Loan or (ii) such Purchased Loan is exempt from appraisal delivery requirements under FNMA/FHLMC/FHA/VA underwriting guidelines (e.g., eligible FHA streamlined refinance) and such Purchased Loan is eligible for purchase by an Approved Investor without a Current Appraisal;
(13)are not subject to the Home Ownership and Equity Protection Act of 1994;
(y)As to each Purchased Loan and its Loan Papers:
(1)the Loan Papers contain customary and enforceable provisions so as to render the rights and remedies of their holder adequate for the realization against the Purchased Loan of the benefits of the security intended to be provided by it;
(2)there is only one original executed Mortgage Note, and, except in the case of Wet Loans, that original has been delivered to the Custodian;
(3)none of its makers or mortgagors is an Affiliate of the Seller or any of its or its Subsidiaries’ directors or officers;
(4)does not contain any term or condition such that the repayment schedule results in the outstanding principal balance increasing over time, rather than amortizing, whether or not such Purchased Loan is deemed to be an “option ARM,” “negative amortization” or “graduated payment” loan. The Administrative Agent and the Custodian may rely on the Seller’s representation and warranty that any Purchased Loan amortizes over time.
(z)Each Mortgage is a Lien on the premises and property described in it having the priority represented to the Administrative Agent, and the description of the Mortgaged Premises in each Mortgage is legally adequate and each Purchased Loan has been fully advanced in its face amount.

Sch. 15.3-5

(aa)No default, and no event that with notice or lapse of time or both would become a default, has occurred and is continuing in respect of any Purchased Loan except as to which the Seller has given notice to the Administrative Agent (by reporting Purchased Loans that are delinquent Mortgage Loans), and if any such default or event has occurred, it has not continued for more than 30 days, reckoned and counted from the most recent month end, and the Seller will promptly notify the Administrative Agent of any such Purchased Loan that is in default for a longer period of time.
(bb)    The Mortgaged Premises in each Mortgage is insured by a fire and extended perils insurance policy and such other hazards as are customary in the area where the Mortgaged Property is located or customary under Seller’s servicing procedures and the amount of the insurance is in the amount of the full insurable value of the Mortgaged Property on a replacement cost basis or the unpaid balance of the Mortgage Loans, whichever is less. If the Mortgaged Property is in an area identified by any federal governmental authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect. All such insurance policies (collectively, the “Hazard Insurance Policy”) contain a standard mortgage clause naming the originator and its successors and assigns (including subsequent owners of the Mortgage Loan), as mortgagee.
(cc)    Each Purchased Loan is covered by an Investor Commitment and is eligible and qualified for refinancing on or before seven Business Days after its Purchase Date under a committed Mortgage Loan repurchase or warehousing agreement between the Seller and a repurchase agreement counterparty or warehouse lender other than the Buyers.

Sch. 15.3-6